Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$13,708	12,909	6.2%	6.2	—
Europe	5,440	4,914	10.7	4.4	6.3
Western Hemisphere excluding U.S.	1,231	1,173	4.9	7.3	(2.4)
Asia-Pacific, Africa	3,614	3,475	4.0	3.4	0.6
International	10,285	9,562	7.6	4.4	3.2
Worldwide	$23,993	22,471	6.8%	5.4	1.4

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$39,557	37,098	6.6%	6.6	—
Europe	15,937	15,291	4.2	1.5	2.7
Western Hemisphere excluding U.S.	3,604	3,579	0.7	7.6	(6.9)
Asia-Pacific, Africa	10,531	10,333	1.9	1.8	0.1
International	30,072	29,203	3.0	2.3	0.7
Worldwide	$69,629	66,301	5.0%	4.7	0.3

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$9,402	8,871	6.0%	6.0	—
International	6,161	5,709	7.9	4.3	3.6
	15,563	14,580	6.8	5.3	1.5
MedTech
U.S.	4,306	4,038	6.6	6.6	—
International	4,124	3,853	7.0	4.5	2.5
	8,430	7,891	6.8	5.6	1.2
U.S.	13,708	12,909	6.2	6.2	—
International	10,285	9,562	7.6	4.4	3.2
Worldwide	$23,993	22,471	6.8%	5.4	1.4
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$26,655	24,993	6.7%	6.7	—
International	17,983	17,639	1.9	1.3	0.6
	44,638	42,632	4.7	4.5	0.2
MedTech
U.S.	12,902	12,105	6.6	6.6	—
International	12,089	11,564	4.5	3.9	0.6
	24,991	23,669	5.6	5.3	0.3
U.S.	39,557	37,098	6.6	6.6	—
International	30,072	29,203	3.0	2.3	0.7
Worldwide	$69,629	66,301	5.0%	4.7	0.3
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$23,993	100.0	$22,471	100.0	6.8
Cost of products sold	7,303	30.4	6,963	31.0	4.9
Gross Profit	16,690	69.6	15,508	69.0	7.6
Selling, marketing and administrative expenses	5,922	24.7	5,478	24.3	8.1
Research and development expense	3,672	15.3	4,952	22.0	(25.8)
Interest (income) expense, net	18	0.1	(99)	(0.4)
Other (income) expense, net	(478)	(2.0)	1,798	8.0
Restructuring	63	0.3	41	0.2
Earnings before provision for taxes on income	7,493	31.2	3,338	14.9	124.5
Provision for taxes on income	2,341	9.7	644	2.9	263.5
Net earnings	$5,152	21.5	$2,694	12.0	91.2

Net earnings per share (Diluted)	$2.12		$1.11		91.0

Average shares outstanding (Diluted)	2,428.6		2,427.9

Effective tax rate	31.2%		19.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,436	35.2	$7,277	32.4	15.9
Net earnings	$6,801	28.3	$5,876	26.1	15.7
Net earnings per share (Diluted)	$2.80		$2.42		15.7
Effective tax rate	19.4%		19.3%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$69,629	100.0	$66,301	100.0	5.0
Cost of products sold	22,288	32.0	20,343	30.7	9.6
Gross Profit	47,341	68.0	45,958	69.3	3.0
Selling, marketing and administrative expenses	16,923	24.3	16,416	24.8	3.1
Research and development expense	10,413	15.0	11,934	18.0	(12.7)
In-process research and development impairments	—	—	194	0.3
Interest (income) expense, net	(62)	(0.1)	(433)	(0.7)
Other (income) expense, net	(7,692)	(11.1)	4,855	7.3
Restructuring	144	0.2	192	0.3
Earnings before provision for taxes on income	27,615	39.7	12,800	19.3	115.7
Provision for taxes on income	5,927	8.6	2,165	3.3	173.8
Net earnings	$21,688	31.1	$10,635	16.0	103.9

Net earnings per share (Diluted)	$8.94		$4.38		104.1

Average shares outstanding (Diluted)	2,424.8		2,429.5

Effective tax rate	21.5%		16.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$24,635	35.4	$23,558	35.5	4.6
Net earnings	$20,206	29.0	$19,296	29.1	4.7
Net earnings per share (Diluted)	$8.33		$7.94		4.9
Effective tax rate	18.0%		18.1%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Third Quarter
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$5,152	$2,694

Pre-tax Adjustments
Litigation related	15	2,388
Intangible Asset Amortization expense	1,048	1,171
COVID-19 Vaccine related costs	—	4
Restructuring related [1]	168	47
Medical Device Regulation	—	38
Acquisition, integration and divestiture related	97	328
(Gains)/losses on securities	(387)	(37)
Other	2	—

Tax Adjustments
Tax impact on special item adjustments [2]	(168)	(762)
Tax legislation and other tax related	874	5
Adjusted Net Earnings, after tax	$6,801	$5,876
Average shares outstanding (Diluted)	2,428.6	2,427.9
Adjusted net earnings per share (Diluted)	$2.80	$2.42
Operational adjusted net earnings per share (Diluted)	$2.72
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits were primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring expense of $19 million in the fiscal third quarter of 2024 ($100 million Q3 2024 YTD) included the termination of partnered and non-partnered program costs, asset impairments and asset divestments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $40 million in the fiscal third quarter of 2025 ($145 million Q3 2025 YTD) and $28 million in the fiscal third quarter of 2024 ($107 million Q3 2024 YTD) primarily includes costs related to market and product exits.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. The restructuring expense of $128 million in the fiscal third quarter of 2025 ($157 million Q3 2025 YTD) primarily includes costs related to asset impairments and market and product exits.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Nine Months Ended
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$21,688	$10,635

Pre-tax Adjustments
Litigation related	(6,894)	5,466
Intangible Asset Amortization expense	3,435	3,355
COVID-19 Vaccine related costs	—	77
Restructuring related [1]	302	207
Medical Device Regulation	—	157
Acquisition, integration and divestiture related	475	928
(Gains)/losses on securities	(327)	374
IPR&D impairments	—	194
Other	29	—

Tax Adjustments
Tax impact on special item adjustments [2]	826	(2,055)
Tax legislation and other tax related	672	(42)
Adjusted Net Earnings, after tax	$20,206	$19,296
Average shares outstanding (Diluted)	2,424.8	2,429.5
Adjusted net earnings per share (Diluted)	$8.33	$7.94
Operational adjusted net earnings per share (Diluted)	$8.24
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits were primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring expense of $19 million in the fiscal third quarter of 2024 ($100 million Q3 2024 YTD) included the termination of partnered and non-partnered program costs, asset impairments and asset divestments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $40 million in the fiscal third quarter of 2025 ($145 million Q3 2025 YTD) and $28 million in the fiscal third quarter of 2024 ($107 million Q3 2024 YTD) primarily includes costs related to market and product exits.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. The restructuring expense of $128 million in the fiscal third quarter of 2025 ($157 million Q3 2025 YTD) primarily includes costs related to asset impairments and market and product exits.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Third quarter 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	6.8%	6.8%	6.8%
U.S.	6.0%	6.6%	6.2%
International	7.9%	7.0%	7.6%

WW Currency	1.5	1.2	1.4
U.S.	—	—	—
International	3.6	2.5	3.2

WW Operational	5.3%	5.6%	5.4%
U.S.	6.0%	6.6%	6.2%
International	4.3%	4.5%	4.4%

Caplyta	(1.6)		(1.1)
U.S.	(2.7)		(1.9)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.0	0.1	0.1
U.S.	0.0	0.2	0.1
International	0.0	0.1	0.0

WW Adjusted Operational Ex A&D	3.7%	5.7%	4.4%
U.S.	3.3%	6.8%	4.4%
International	4.3%	4.6%	4.4%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Nine months 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.7%	5.6%	5.0%
U.S.	6.7%	6.6%	6.6%
International	1.9%	4.5%	3.0%

WW Currency	0.2	0.3	0.3
U.S.	—	—	—
International	0.6	0.6	0.7

WW Operational	4.5%	5.3%	4.7%
U.S.	6.7%	6.6%	6.6%
International	1.3%	3.9%	2.3%

Shockwave		(1.9)	(0.6)
U.S.		(2.9)	(0.9)
International		(0.8)	(0.2)

Caplyta	(1.1)		(0.7)
U.S.	(1.8)		(1.2)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.0	0.3	0.1
U.S.	0.0	0.4	0.1
International	0.1	0.2	0.1

WW Adjusted Operational Ex A&D	3.4%	3.7%	3.5%
U.S.	4.9%	4.1%	4.6%
International	1.4%	3.3%	2.2%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$3,468	2,816	23.2%	23.2%	—%
Intl	3,060	2,565	19.3	14.8	4.5
WW	6,529	5,380	21.3	19.2	2.1

CARVYKTI
US	396	258	53.3	53.3	—
Intl	128	27	*	*	*
WW	524	286	83.5	81.4	2.1

DARZALEX
US	2,088	1,684	24.0	24.0	—
Intl	1,584	1,332	18.9	14.7	4.2
WW	3,672	3,016	21.7	19.9	1.8

ERLEADA
US	378	337	12.3	12.3	—
Intl	558	453	23.0	17.6	5.4
WW	936	790	18.4	15.3	3.1

IMBRUVICA
US	211	259	(18.3)	(18.3)	—
Intl	483	494	(2.3)	(6.6)	4.3
WW	695	753	(7.8)	(10.6)	2.8

RYBREVANT / LAZCLUZE(3)
US	136	68	99.7	99.7	—
Intl	61	21	*	*	*
WW	198	89	*	*	*

TALVEY
US	85	64	34.2	34.2	—
Intl	37	12	*	*	*
WW	122	75	60.8	59.1	1.7

TECVAYLI
US	115	105	9.3	9.3	—
Intl	62	30	*	*	*
WW	177	135	31.3	29.9	1.4

ZYTIGA / abiraterone acetate
US	5	5	(25.0)	(25.0)	—
Intl	108	144	(25.1)	(26.8)	1.7
WW	113	150	(25.1)	(26.8)	1.7

OTHER ONCOLOGY
US	56	36	54.6	54.6	—
Intl	39	50	(22.2)	(25.6)	3.4
WW	94	86	9.7	7.7	2.0

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$2,676	3,068	(12.8)%	(12.8)%	—%
Intl	1,493	1,552	(3.9)	(6.3)	2.4
WW	4,168	4,621	(9.8)	(10.6)	0.8

REMICADE
US	326	281	16.2	16.2	—
US Exports(4)	19	27	(30.9)	(30.9)	—
Intl	132	112	17.7	16.7	1.0
WW	476	419	13.6	13.3	0.3

SIMPONI / SIMPONI ARIA
US	309	299	3.6	3.6	—
Intl	377	218	73.0	69.8	3.2
WW	687	516	32.9	31.5	1.4

STELARA
US	1,022	1,770	(42.3)	(42.3)	—
Intl	549	906	(39.4)	(41.4)	2.0
WW	1,570	2,676	(41.3)	(42.0)	0.7

TREMFYA
US	989	691	43.1	43.1	—
Intl	434	316	37.4	33.4	4.0
WW	1,424	1,007	41.3	40.1	1.2

OTHER IMMUNOLOGY
US	12	1	*	*	—
Intl	0	0	—	—	—
WW	12	1	*	*	—

NEUROSCIENCE
US	1,367	1,094	25.0	25.0	—
Intl	658	662	(0.7)	(2.6)	1.9
WW	2,024	1,755	15.3	14.6	0.7

CAPLYTA(5)
US	240	—	*	*	—
Intl	—	—	—	—	—
WW	240	—	*	*	—

CONCERTA / methylphenidate
US	14	26	(49.2)	(49.2)	—
Intl	127	117	9.0	8.5	0.5
WW	140	142	(1.4)	(1.8)	0.4

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	664	780	(14.9)	(14.9)	—
Intl	267	269	(0.9)	(3.0)	2.1
WW	929	1,049	(11.3)	(11.9)	0.6

SPRAVATO
US	405	243	67.1	67.1	—
Intl	53	42	28.9	23.8	5.1
WW	459	284	61.5	60.8	0.7

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$46	46	0.4%	0.4%	—%
Intl	210	235	(10.7)	(12.3)	1.6
WW	256	281	(8.9)	(10.2)	1.3
PULMONARY HYPERTENSION
US	815	815	(0.1)	(0.1)	—
Intl	300	287	4.8	2.0	2.8
WW	1,115	1,102	1.1	0.4	0.7

OPSUMIT / OPSYNVI
US	409	417	(1.6)	(1.6)	—
Intl	168	166	1.1	(1.8)	2.9
WW	578	583	(0.8)	(1.7)	0.9

UPTRAVI
US	392	379	3.5	3.5	—
Intl	92	80	15.2	12.0	3.2
WW	484	458	5.6	5.0	0.6

OTHER PULMONARY HYPERTENSION
US	13	21	(36.5)	(36.5)	—
Intl	39	39	(1.0)	(2.5)	1.5
WW	53	60	(13.1)	(14.1)	1.0

INFECTIOUS DISEASES
US	326	365	(10.5)	(10.5)	—
Intl	501	471	6.4	0.5	5.9
WW	829	836	(0.9)	(4.3)	3.4

EDURANT / rilpivirine
US	7	8	(7.9)	(7.9)	—
Intl	378	323	16.9	9.9	7.0
WW	385	330	16.4	9.5	6.9

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	315	355	(11.0)	(11.0)	—
Intl	81	94	(13.6)	(18.5)	4.9
WW	397	449	(11.6)	(12.6)	1.0

OTHER INFECTIOUS DISEASES
US	4	3	57.3	57.3	—
Intl	42	54	(21.2)	(22.3)	1.1
WW	47	56	(17.5)	(18.5)	1.0
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$750	713	5.3%	5.3%	—%
Intl	149	170	(13.1)	(15.6)	2.5
WW	899	884	1.7	1.2	0.5

XARELTO
US	635	592	7.4	7.4	—
Intl	—	—	—	—	—
WW	635	592	7.4	7.4	—

OTHER
US	115	121	(5.2)	(5.2)	—
Intl	149	170	(13.1)	(15.6)	2.5
WW	264	292	(9.8)	(11.3)	1.5

TOTAL INNOVATIVE MEDICINE
US	9,402	8,871	6.0	6.0	—
Intl	6,161	5,709	7.9	4.3	3.6
WW	$15,563	14,580	6.8%	5.3%	1.5%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,306	1,148	13.8%	13.8%	—%
Intl	908	819	10.8	8.4	2.4
WW	2,213	1,966	12.6	11.6	1.0

ELECTROPHYSIOLOGY
US	720	660	9.1	9.1	—
Intl	698	619	12.6	10.4	2.2
WW	1,418	1,279	10.8	9.7	1.1

ABIOMED
US	336	293	14.5	14.5	—
Intl	86	68	26.8	20.2	6.6
WW	423	362	16.8	15.6	1.2

SHOCKWAVE(6)
US	220	163	34.4	34.4	—
Intl	59	66	(11.2)	(12.4)	1.2
WW	278	229	21.2	20.9	0.3

OTHER CARDIOVASCULAR
US	30	30	0.0	0.0	—
Intl	65	66	(1.0)	(2.5)	1.5
WW	95	96	(0.7)	(1.7)	1.0

ORTHOPAEDICS
US	1,396	1,359	2.7	2.7	—
Intl	878	832	5.6	1.9	3.7
WW	2,274	2,191	3.8	2.4	1.4

HIPS
US	262	250	4.7	4.7	—
Intl	144	131	9.7	5.9	3.8
WW	405	381	6.4	5.1	1.3

KNEES
US	216	212	2.1	2.1	—
Intl	160	140	14.3	10.9	3.4
WW	377	352	7.0	5.6	1.4

TRAUMA
US	512	497	3.0	3.0	—
Intl	281	265	6.4	2.5	3.9
WW	793	761	4.2	2.9	1.3

SPINE, SPORTS & OTHER
US	406	400	1.3	1.3	—
Intl	293	296	(1.1)	(4.8)	3.7
WW	698	696	0.3	(1.3)	1.6
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$1,031	983	4.9%	4.9%	—%
Intl	1,511	1,451	4.1	2.2	1.9
WW	2,542	2,434	4.4	3.3	1.1

ADVANCED
US	477	448	6.2	6.2	—
Intl	688	661	4.2	2.1	2.1
WW	1,165	1,109	5.0	3.8	1.2

GENERAL
US	555	535	3.8	3.8	—
Intl	823	791	4.0	2.2	1.8
WW	1,378	1,325	3.9	2.9	1.0

VISION
US	571	549	4.2	4.2	—
Intl	828	751	10.2	7.5	2.7
WW	1,400	1,300	7.7	6.1	1.6

CONTACT LENSES / OTHER
US	456	441	3.5	3.5	—
Intl	562	527	6.6	3.4	3.2
WW	1,018	968	5.2	3.5	1.7

SURGICAL
US	116	108	7.0	7.0	—
Intl	266	225	18.7	17.1	1.6
WW	383	333	14.9	13.8	1.1

TOTAL MEDTECH
US	4,306	4,038	6.6	6.6	—
Intl	4,124	3,853	7.0	4.5	2.5
WW	$8,430	7,891	6.8%	5.6%	1.2%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$9,866	7,835	25.9%	25.9%	—%
Intl	8,652	7,450	16.1	15.0	1.1
WW	18,519	15,284	21.2	20.6	0.6

CARVYKTI
US	1,072	565	89.6	89.6	—
Intl	260	63	*	*	*
WW	1,332	629	*	*	*

DARZALEX
US	5,934	4,789	23.9	23.9	—
Intl	4,514	3,797	18.9	17.9	1.0
WW	10,448	8,586	21.7	21.3	0.4

ERLEADA
US	1,048	940	11.5	11.5	—
Intl	1,567	1,275	22.9	21.1	1.8
WW	2,615	2,215	18.0	17.0	1.0

IMBRUVICA
US	685	770	(11.0)	(11.0)	—
Intl	1,453	1,537	(5.4)	(6.4)	1.0
WW	2,139	2,307	(7.3)	(7.9)	0.6

RYBREVANT / LAZCLUZE(3)
US	388	156	*	*	—
Intl	130	49	*	*	*
WW	518	205	*	*	*

TALVEY
US	235	173	35.8	35.8	—
Intl	79	29	*	*	*
WW	314	202	55.3	54.9	0.4

TECVAYLI
US	334	310	7.5	7.5	—
Intl	160	93	73.0	72.6	0.4
WW	494	403	22.6	22.5	0.1

ZYTIGA / abiraterone acetate
US	18	25	(30.4)	(30.4)	—
Intl	365	470	(22.3)	(23.0)	0.7
WW	383	496	(22.8)	(23.4)	0.6

OTHER ONCOLOGY
US	153	106	44.8	44.8	—
Intl	123	136	(9.7)	(10.6)	0.9
WW	276	242	14.0	13.6	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$7,377	8,499	(13.2)%	(13.2)%	—%
Intl	4,492	5,090	(11.8)	(11.5)	(0.3)
WW	11,868	13,590	(12.7)	(12.6)	(0.1)

REMICADE
US	923	778	18.7	18.7	—
US Exports(4)	63	89	(29.6)	(29.6)	—
Intl	413	380	8.6	10.4	(1.8)
WW	1,398	1,246	12.2	12.7	(0.5)

SIMPONI / SIMPONI ARIA
US	906	820	10.5	10.5	—
Intl	1,130	787	43.5	44.6	(1.1)
WW	2,036	1,607	26.7	27.2	(0.5)

STELARA
US	3,081	5,021	(38.6)	(38.6)	—
Intl	1,768	2,991	(40.9)	(40.8)	(0.1)
WW	4,848	8,012	(39.5)	(39.5)	0.0

TREMFYA
US	2,384	1,789	33.3	33.3	—
Intl	1,181	932	26.7	26.1	0.6
WW	3,566	2,721	31.0	30.8	0.2

OTHER IMMUNOLOGY
US	21	3	*	*	—
Intl	0	0	—	—	—
WW	21	3	*	*	—

NEUROSCIENCE
US	3,712	3,250	14.2	14.2	—
Intl	2,011	2,090	(3.8)	(3.7)	(0.1)
WW	5,722	5,340	7.2	7.2	0.0

CAPLYTA(5)
US	451	—	*	*	—
Intl	—	—	—	—	—
WW	451	—	*	*	—

CONCERTA / methylphenidate
US	76	101	(24.9)	(24.9)	—
Intl	376	382	(1.4)	(0.4)	(1.0)
WW	452	482	(6.3)	(5.5)	(0.8)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	2,021	2,329	(13.2)	(13.2)	—
Intl	804	830	(3.1)	(3.0)	(0.1)
WW	2,824	3,159	(10.6)	(10.5)	(0.1)

SPRAVATO
US	1,047	660	58.7	58.7	—
Intl	146	120	21.9	21.4	0.5
WW	1,193	780	53.0	52.9	0.1
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$119	161	(26.4)%	(26.4)%	—%
Intl	684	759	(9.8)	(9.9)	0.1
WW	803	920	(12.7)	(12.8)	0.1

PULMONARY HYPERTENSION
US	2,358	2,324	1.5	1.5	—
Intl	895	866	3.4	2.6	0.8
WW	3,253	3,190	2.0	1.8	0.2

OPSUMIT / OPSYNVI
US	1,175	1,149	2.3	2.3	—
Intl	507	506	0.2	(0.7)	0.9
WW	1,682	1,655	1.7	1.4	0.3

UPTRAVI
US	1,139	1,120	1.7	1.7	—
Intl	272	232	17.0	16.4	0.6
WW	1,411	1,352	4.3	4.2	0.1

OTHER PULMONARY HYPERTENSION
US	44	56	(21.5)	(21.5)	—
Intl	116	127	(8.9)	(9.1)	0.2
WW	160	183	(12.7)	(12.9)	0.2

INFECTIOUS DISEASES
US	961	1,023	(6.0)	(6.0)	—
Intl	1,472	1,599	(7.9)	(9.8)	1.9
WW	2,434	2,622	(7.2)	(8.3)	1.1

EDURANT / rilpivirine
US	21	24	(11.8)	(11.8)	—
Intl	1,082	926	16.8	13.6	3.2
WW	1,103	950	16.1	13.0	3.1

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	932	990	(5.8)	(5.8)	—
Intl	264	315	(16.1)	(16.6)	0.5
WW	1,196	1,305	(8.3)	(8.4)	0.1

OTHER INFECTIOUS DISEASES
US	8	10	(11.0)	(11.0)	—
Intl	126	358	(64.7)	(64.6)	(0.1)
WW	135	367	(63.3)	(63.2)	(0.1)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$2,381	2,061	15.5%	15.5%	—%
Intl	461	543	(15.2)	(14.7)	(0.5)
WW	2,842	2,605	9.1	9.2	(0.1)

XARELTO
US	1,946	1,697	14.7	14.7	—
Intl	—	—	—	—	—
WW	1,946	1,697	14.7	14.7	—

OTHER
US	435	364	19.4	19.4	—
Intl	461	543	(15.2)	(14.7)	(0.5)
WW	896	908	(1.3)	(1.0)	(0.3)

TOTAL INNOVATIVE MEDICINE
US	26,655	24,993	6.7	6.7	—
Intl	17,983	17,639	1.9	1.3	0.6
WW	$44,638	42,632	4.7%	4.5%	0.2%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$3,931	3,292	19.4%	19.4%	—%
Intl	2,698	2,353	14.6	13.8	0.8
WW	6,629	5,645	17.4	17.1	0.3

ELECTROPHYSIOLOGY
US	2,145	2,057	4.3	4.3	—
Intl	2,064	1,889	9.2	8.6	0.6
WW	4,209	3,946	6.7	6.4	0.3

ABIOMED
US	1,035	905	14.3	14.3	—
Intl	256	207	23.9	20.7	3.2
WW	1,291	1,112	16.1	15.5	0.6

SHOCKWAVE(6)
US	659	240	*	*	—
Intl	169	66	*	*	*
WW	828	306	*	*	*

OTHER CARDIOVASCULAR
US	93	89	4.2	4.2	—
Intl	209	192	9.0	8.7	0.3
WW	302	281	7.5	7.2	0.3

ORTHOPAEDICS
US	4,200	4,229	(0.7)	(0.7)	—
Intl	2,620	2,614	0.3	(1.1)	1.4
WW	6,820	6,843	(0.3)	(0.8)	0.5

HIPS
US	796	785	1.3	1.3	—
Intl	440	435	1.2	0.0	1.2
WW	1,235	1,220	1.3	0.9	0.4

KNEES
US	673	684	(1.5)	(1.5)	—
Intl	482	463	4.0	3.0	1.0
WW	1,155	1,147	0.7	0.3	0.4

TRAUMA
US	1,515	1,499	1.1	1.1	—
Intl	818	786	4.1	2.7	1.4
WW	2,333	2,285	2.1	1.6	0.5

SPINE, SPORTS & OTHER
US	1,216	1,262	(3.7)	(3.7)	—
Intl	881	930	(5.3)	(6.8)	1.5
WW	2,096	2,191	(4.3)	(5.0)	0.7
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$3,076	2,965	3.8%	3.8%	—%
Intl	4,417	4,373	1.0	0.9	0.1
WW	7,493	7,338	2.1	2.1	0.0

ADVANCED
US	1,411	1,360	3.7	3.7	—
Intl	1,991	1,977	0.7	0.5	0.2
WW	3,402	3,337	1.9	1.8	0.1

GENERAL
US	1,666	1,605	3.8	3.8	—
Intl	2,426	2,397	1.2	1.3	(0.1)
WW	4,092	4,001	2.3	2.3	0.0

VISION
US	1,694	1,619	4.7	4.7	—
Intl	2,354	2,224	5.8	5.0	0.8
WW	4,048	3,843	5.3	4.8	0.5

CONTACT LENSES / OTHER
US	1,337	1,288	3.8	3.8	—
Intl	1,565	1,508	3.8	2.4	1.4
WW	2,902	2,796	3.8	3.1	0.7

SURGICAL
US	358	331	8.0	8.0	—
Intl	789	717	10.1	10.3	(0.2)
WW	1,147	1,048	9.4	9.6	(0.2)

TOTAL MEDTECH
US	12,902	12,105	6.6	6.6	—
Intl	12,089	11,564	4.5	3.9	0.6
WW	$24,991	23,669	5.6%	5.3%	0.3%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Includes the sales of RYBREVANT and RYBREVANT + LAZCLUZE
(4)Reported as U.S. sales
(5)Acquired with Intra-Cellular Therapies on April 2, 2025
(6)Due to the timing of the integration of the US and foreign affiliates in the year of acquisition (2024), prior quarter (Q3 2024) Shockwave International revenue includes ~$20M of sales that should be reflected in the U.S. business. Year-to-date and total Shockwave sales are not impacted, and the amount was immaterial to recast prior year reporting.